Exhibit 99.1

[LOGO]

Date: May 6, 2004
Our Ref: 766027

Mr. Avner Raz
Chief Executive Officer
Lumenis Ltd
Yokneam, Israel

Dear Mr. Raz

This will confirm that effective May 5, 2004 the client-auditor relationship between Lumenis Ltd (Commission File No. 0-13012) and Brightman Almagor & Co (a member Firm of Deloitte Touche Tohmatsu) has ceased.

Yours truly, BY: /S/ Brightman Almagor & Co. —————————————— Brightman Almagor & Co. Certified Public Accountant A member Firm of Deloitte Touche Tohmatsu

cc:	Office of the Chief Accountant
SECPS Letter File
Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C. 20549

Mr. Sash Spencer - Chairperson of the Audit Committee